UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Velocity Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39183	46-0659719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Townsgate Road, Suite 110
Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 532-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VEL	The New York Stock Exchange
Common stock, par value $0.01 per share	VEL	Indicate by check NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Shareholders on May 21, 2026 to allow our shareholders to vote on the matters disclosed in our Proxy Statement. The final voting results for the matters submitted to a vote of shareholders were as follows:

Proposal I: Election of Directors.

All of our Directors were re-elected and received the following votes:

	Number of Votes
	For	Against	Abstain	Broker Non- Votes
Dorika M. Beckett	24,668,443	12,440	6,788	1,181,801
Michael W. Chiao	24,661,094	21,190	5,387	1,181,801
Christopher D. Farrar	24,651,920	30,883	4,868	1,181,801
Alan H. Mantel	24,560,450	121,835	5,386	1,181,801
John P. Pitstick	24,676,717	5,568	5,386	1,181,801
John A. Pless	24,420,558	261,726	5,387	1,181,801
Joy L. Schaefer	24,670,154	10,729	6,788	1,181,801
Omar M. Maasarani	24,604,346	77,938	5,387	1,181,801

Proposal II: The approval of our named executive officers’ compensation on an advisory basis, including the following resolution:

Resolved, that the compensation paid to the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure is approved.

Our shareholders voted as noted below and approved the resolution and our 2025 executive compensation.

Number of Votes
For	24,590,950
Against	92,104
Abstain	4,617
Broker Non-Votes	1,181,801

Proposal III. The ratification of RSM US LLP as our independent auditor for 2026.

Our shareholders ratified RSM US LLP as our independent auditor for 2026 with the following votes:

Number of Votes
For	25,860,650
Against	2,294
Abstain	6,528

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Velocity Financial, Inc.

May 26, 2026	/s/ Roland T. Kelly
Roland T. Kelly
Chief Legal Officer, General Counsel and Corporate Secretary

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